SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): November 7, 2001



                   THE BLUEBOOK INTERNATIONAL HOLDING COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)




              DELAWARE               1-16187                  98-0125787
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         (State or Other    (Commission File Number)       (I.R.S. Employee
   Jurisdiction of Incorporation)                         Identification Number)


        21098 BAKE PARKWAY, SUITE 100, LAKE FOREST, CALIFORNIA 92630-2163
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          (Address of Principal Executive Offices, Including Zip Code)


                                 (714) 731-3389
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              (Registrant's Telephone Number, Including Area Code)


                            GAMA COMPUTER CORPORATION
                 25422 TRABUCO ROAD 105-Y, LAKE FOREST, CA 92630
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     a) Effective as of November 9, 2001, The Bluebook International Holding Company terminated the services of its principal independent auditor, Wrinkle, Gardner & Company, P.C., Certified Public Accountants, 211 E. Parkwood, Suite 100, Friendswood, Texas 77546 (the "Former Accountant").

          i.     The  Former  Accountant  was  dismissed  by  the  Company.

          ii. No adverse opinion or disclaimer of opinion was made during the past two years by the Former Accountant, and no opinion of the Former Accountant was qualified or modified as to uncertainty, audit scope or accounting principals.

          iii. The change in auditors was recommended by the Board of Directors of the Company.

          iv. During the two most recent fiscal years and the interim period preceding such dismissal, the Company is not aware of any disagreements with the Former Accountant on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make references to the subject matter of the disagreement(s) in connection with its report.

          v. The Company is not aware of any reportable events that have occurred during the two most recent fiscal years and the interim period preceding the dismissal of the Former Accountant.

     b) A new principal independent accountant has been engaged by the Company effective as of November 9, 2001, to act as an independent accountant to audit both the Company's financial records and that of its subsidiary, The Bluebook International, Inc., upon which the Company will rely in reports filed with the Securities and Exchange Commission. The new accountant is Good, Swartz, Brown & Berns LLP, 11755 Wilshire Blvd, 17th Floor, Los Angeles, CA 90025 (the "New Accountant"). During the two most recent fiscal years and the interim period preceding the appointment of the New Accountant, the Company has NOT consulted the New Accountant regarding either:

          (i) The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor advice was provided that the New
Accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting or financial reporting issue; or

          (ii) Any matter that was either the subject of a disagreement or a reportable event (as defined in Regulation S-K, Item 304(a)(i))


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ITEM  5.     OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

     The Company held a special meeting of the shareholders on November 6, 2001, wherein the shareholders holding 10,922,885 votes and constituting a majority approved changing the name of the Company from Gama Computer Corporation to The Bluebook International Holding Company, effective November 7, 2001. In addition, the same number of shareholders approved increasing the number of authorized shares of common stock to fifty million (50,000,000) and a forward 3 to 1 stock split such that two (2) additional shares of common stock were issued for every one (1) share of common stock outstanding and held of record on November 7, 2001.

     The Company's new CUSIP Number is 09608Q 10 9 and the new trading symbol is BBIC.

     Effective November 9, 2001, the Company terminated its stock transfer agent, Corporate Stock Transfer, and appointed Global Securities Transfer, Inc., Cherry Creek Office, 191 University Boulevard, Suite 401, Denver, Colorado 80206, as the Company's new stock transfer agent.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


THE  BLUEBOOK  INTERNATIONAL  HOLDING  COMPANY




Date:  November  16,  2001     By:  /s/  Mark  A.  Josipovich
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                               Mark  A.  Josipovich,  President


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